Cappiello-Rushmore Trust
Utility Income Fund
Growth Fund
Emerging Growth Fund

Supplement dated December 19, 2000 to Prospectus and
Statement of Additional Information dated November 1, 2000
Prospectus previously supplemented November 15, 2000

  Effective January 2, 2001, the Trust will cease all sales of shares of each of the Trust's portfolios and no purchase orders received on or after such date will be accepted, pending shareholder consideration of the recommendation of the Board of Trustees (described below) that the Trust be liquidated.

  On December 12, 2000, the Trustees determined that it would be in the best interests of the Trust and all of its shareholders that each of the portfolios of the Trust be liquidated and the Trust terminated. Approval of the Plan of Liquidation adopted by the Board requires the approval of shareholders. A proxy statement describing the proposal and the reasons therefor and soliciting your vote on such proposal is expected to be provided to you shortly.

  The Board of Trustees has also approved a new agreement with Rushmore Trust and Savings, FSB ("RTS") pursuant to which RTS will provide fund administration, fund accounting, transfer agency and custody services. The agreement, which is effective January 1, 2001, will replace a similar agreement with Money Management Associates, L.P., the parent of RTS, which is being terminated.

  Under the terms of the new agreement, RTS will perform all ordinary services (other than investment advisory services) necessary for the operation of the Trust in consideration of the payment (at a annual rate) of the following fees: for the Utility Income Fund: 0.70% of such fund's average daily net assets; for the Growth Fund: 1.00% of such fund's average daily net assets; and for the Emerging Growth Fund: 1.00% of such fund's average daily net assets, subject in each case to a minimum monthly fee of $7,500 per portfolio. Excluded from the new agreement is responsibility for investment advisory fees, expenses attributable to non-routine filings, new product offerings, mergers, acquisitions or liquidation of the Trust and all other extraordinary expenses, marketing costs and interest costs.

  On January 1, 2001, the section "Fees and Expenses of the Funds," found on page 7 and 8, is replaced with the following:

FEES and EXPENSES of the FUNDS

This table describes the fees and estimated expenses that you may pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Utility Income Fund	Growth Fund	Emerging Growth Fund
Investment Advisory Fees	0.35%	0.50%	0.50%
Other Expenses	1.56%	1.00%	1.00%

Total Annual Fund Operating Expenses*	1.91%	1.50%	1.50%

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* Restated using June 30, 2000 year end assets to reflect fees charged to the Funds pursuant to the Trust's agreement with Rushmore Trust and Savings, FSB dated January 1, 2001.

Since June 30, 2000, total assets of the Growth and Emerging Growth Funds have declined. Due to the decline in assets, the total expenses of the Funds are likely to be greater than those noted in the table.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Utility Income Fund	$194	$600	$1,032	$2,233
Growth Fund	$153	$474	$ 818	$1,791
Emerging Growth Fund	$153	$474	$ 818	$1,791

Investors should retain this Supplement for future reference.

Cappiello-Rushmore Trust
Gold Fund

Supplement dated December 19, 2000 to Prospectus and Statement of Additional Information dated November 1, 2000

  On December 12, 2000, the Trustees determined that it would be in the best interests of the Trust and all of its shareholders that each of the portfolios of the Trust be liquidated and the Trust terminated. Approval of the Plan of Liquidation adopted by the Board requires the approval of shareholders. A proxy statement describing the proposal and the reasons therefor and soliciting your vote on such proposal is expected to be provided to you shortly.

  The Board of Trustees has also approved a new agreement with Rushmore Trust and Savings, FSB ("RTS") pursuant to which RTS will provide fund administration, fund accounting, transfer agency and custody services. The agreement, which is effective January 1, 2001, will replace a similar agreement with Money Management Associates, L.P., the parent of RTS, which is being terminated.

  Under the terms of the new agreement, RTS will perform all ordinary services (other than investment advisory services) necessary for the operation of the Trust in consideration of the payment at an annual rate of 1.00% of the Fund's average daily net assets, subject to a minimum monthly fee of $7,500. Excluded from the new agreement is responsibility for investment advisory fees, expenses attributable to non-routine filings, new product offerings, mergers, acquisitions or liquidation of the Trust and all other extraordinary expenses, marketing costs and interest costs.

  On January 1, 2001, the section "Fees and Expenses of the Fund," found on page 4 and 5, is replaced with the following:

FEES and EXPENSES of the FUND

This table describes the fees and estimated expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Investment Advisory Fees	0.70%
Other Expenses	10.67%

Total Annual Fund Operating Expenses*	11.37%

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* Restated using June 30, 2000 year end assets to reflect fees charged to the Fund pursuant to the Trust's agreement with Rushmore Trust and Savings, FSB dated January 1, 2001.

Since June 30, 2000, total assets of the Gold Fund have declined significantly. Due to the decline in assets, the total expenses of the Fund are likely to be greater than those noted in the table.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,101	$3,096	$4,846	$8,333

Investors should retain this Supplement for future reference.